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                                   EXHIBIT 4.1

                        FORM OF COMMON STOCK CERTIFICATE

                              [FACE OF CERTIFICATE]

COMMON STOCK                                                        COMMON STOCK
NUMBER                                                                    SHARES

                                [QUINTILES LOGO]

INCORPORATED UNDER THE LAWS
OF THE STATE OF NORTH CAROLINA                                   SEE REVERSE FOR
                                                                         CERTAIN
                                                                     DEFINITIONS

                                                              CUSIP  748767 10 0

THIS IS TO CERTIFY THAT





IS THE OWNER OF

         FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE
                    PAR VALUE OF ONE CENT ($.01) PER SHARE OF

                          QUINTILES TRANSNATIONAL CORP.

(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                             CERTIFICATE OF STOCK

DATED:
/s/ John S. Russell       [QUINTILES CORPORATE SEAL]   /s/ Dennis B. Gillings
Secretary                                                  Chairman of the Board

Countersigned and Registered:
                            FIRST UNION NATIONAL BANK
                           (Charlotte, North Carolina)     Transfer Agent
By:                                                        and Registrar

                                                           Authorized Signature



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                            [REVERSE OF CERTIFICATE]

                                [QUINTILES LOGO]

                          QUINTILES TRANSNATIONAL CORP.

     The record holder of this Certificate may obtain from the Secretary of the Corporation, upon request and without charge, a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued and the designation, relative rights, preferences and limitations of each series of preferred shares authorized to be issued so far as the same have been fixed and the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of other series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT - ______Custodian______
TEN ENT - as tenants by the entireties                     (Cust)        (Minor)
JT TEN -  as joint tenants with right                      under Uniform Gifts
          of survivorship and not as                       to Minors Act _______
          tenants in common                                              (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________________________________________________
________________________________________________________________________________
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

__________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________ ___________________________________________________________________ Attorney to
transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ____________________________

      X__________________________________________________

      X__________________________________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE GUARANTEED:      ____________________________________________
                           THIS SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                           ELIGIBLE GUARANTOR INSTITUTION. (BANKS,
                           STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                           AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                           APPROVED SIGNATURE GUARANTEE MEDALLION
                           PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

     This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Quintiles Transnational Corp. (the "Company") and First Union National Bank, as Rights Agent, dated as of November 5, 1999 (as it may be amended, modified or supplemented from time to time, the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such person or by any subsequent holder of such Rights, shall become null and void.

        KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR
         DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A
             CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.